Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations [Abstract]
Discontinued Operations
5.	Discontinued Operations

During September 2011, the Company committed to a plan to divest or wind down its Pioneer Wind Energy Systems Inc. subsidiary which was established by the Company in 2010 to market its utility scale wind turbine designs, after-sales services and equipment financing to community wind and industrial customers. This decision was part of the Company's strategy to focus on businesses that create the most shareholder value. The decision to divest or wind down the business resulted in a non-cash asset impairment charge of $1.6 million to adjust the carrying value of the subsidiary's assets to their fair value. This impairment charge was recognized in the third quarter of 2011 on certain inventory, property, plant and equipment and other assets. In addition, at the time the Company decided to discontinue this business the Company also recognized a $0.6 million charge related to expected future severance, rent and insurance payment obligations associated with the decision.

The results of operations for Pioneer Wind Energy Systems Inc. are reported as discontinued operations for all periods presented and are summarized as follows (in thousands):

	Year Ended December 31,
	2012	2011
Net sales	$230	$-
Gain (loss) from operations of discontinued business (1)	(199)	(2,531)
Income tax expense	-	-
Gain (loss) from discontinued operations, net of tax	$(199)	$(2,531)

(1)	Loss from operations before tax in 2011 includes non-cash asset impairment charges of $1.6 million.

The following is a summary of the assets and liabilities of discontinued operations (in thousands):

December 31, 2012
Prepaid expenses and other current assets	$47
Assets of discontinued operations	$47

Accounts payable	$10
Accrued liabilities	114
Liabilities of discontinued operations	$124